UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 18, 2011

China Century Dragon Media, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53021	26-1583852
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

    Room 801, No. 7, Wenchanger Road, Jiangbei, Huizhou City, Guangdong Province, China
(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code      0086-0752-3138789

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Agreement.

On April 18, 2011, China Century Dragon Media, Inc. (the “Company”) entered into Indemnification Agreements (the “Indemnification Agreements”) with each of the following directors and executive officers of the Company (each an “Indemnitee”):

Executive Officers and Directors	Title
HuiHua Li	Chairman of the Board
HaiMing Fu	Chief Executive Officer
Dapeng Duan	Chief Financial Officer
Yue Lu	Director
ZhiFeng Yan	Director
Fang Yuan	Director

Each Indemnification Agreement provides that the Company will indemnify each Indemnitee against any and all expenses, damages and losses actually and reasonably incurred or suffered by him or her in connection with any action, suit or proceeding to which the Indemnitee is a party by reason of the fact that (i) the Indemnitee is or was a director and/or officer of the Company or (ii) the Indemnitee is or was serving at the request of the Company as a director, officer, employee and/or agent of the Company or another entity, subject to certain conditions and limitations set forth therein.  If so requested by the Indemnitee, the Company will advance any and all expenses the Indemnitee determines to be reasonably likely to be payable in connection with any such action, suit or proceeding, subject to reimbursement by the Indemnitee should a final adjudication be made that indemnification is not available under the Indemnification Agreement, and subject to certain conditions and limitations set forth therein.  Each Indemnification Agreement also sets forth the procedures that will apply in the event that the Indemnitee seeks indemnification or expense advancement thereunder as well as the process for determining entitlement to indemnification and the procedures for enforcement of indemnification and advancement rights.

The indemnification rights provided for in each Indemnification Agreement are in addition to any rights to indemnification that the Indemnitee may have under the Company’s certificate of incorporation or bylaws, or otherwise under applicable law.

The form of Indemnification Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the form of Indemnification Agreement is a summary only and is subject to, and qualified in its entirety by, such exhibit.

Item 9.01   Financial Statements and Exhibits.

(d)             Exhibits.

Exhibit No.	Description of Document

10.1	Form of Indemnification Agreement dated April 18, 2011 by and between China Century Dragon Media, Inc. and the directors and executive officers listed therein of China Century Dragon Media, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Century Dragon Media, Inc.

Dated: April 22, 2011	By:	/s/ Dapeng Duan
Name: Dapeng Duan
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1	Form of Indemnification Agreement dated April 18, 2011 by and between China Century Dragon Media, Inc. and the directors and executive officers listed therein of China Century Dragon Media, Inc.